                                                                    Exhibit 99.3

                FIVE YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                 (Dollars in thousands, except per share data)

                                    As of/For the Years Ended December 31,
                          ---------------------------------------------------------------
                             1999         1998         1997         1996         1995
                          -----------  -----------  -----------  -----------  -----------
Summary of Operations
 Interest income........  $ 3,775,553  $ 3,492,813  $ 3,163,890  $ 2,858,370  $ 2,681,366
 Interest expense.......    1,842,605    1,733,108    1,540,561    1,371,882    1,325,225
                          -----------  -----------  -----------  -----------  -----------
 Net interest income....    1,932,948    1,759,705    1,623,329    1,486,488    1,356,141
 Provision for loan and
  lease losses..........      114,433      114,729      123,096       77,919       54,694
                          -----------  -----------  -----------  -----------  -----------
 Net interest income
  after provision for
  loan and lease
  losses................    1,818,515    1,644,976    1,500,233    1,408,569    1,301,447
 Noninterest income.....      875,479      690,427      588,347      445,134      346,430
 Noninterest expense....    1,647,537    1,376,915    1,326,657    1,159,092    1,119,710
                          -----------  -----------  -----------  -----------  -----------
 Income before income
  taxes.................    1,046,457      958,488      761,923      694,611      528,167
 Provision for income
  taxes.................      340,883      306,744      260,197      227,302      173,453
                          -----------  -----------  -----------  -----------  -----------
 Net income.............  $   705,574  $   651,744  $   501,726  $   467,309  $   354,714
                          ===========  ===========  ===========  ===========  ===========
Per Common Share
 Average shares
  outstanding (000's):
 Basic..................      395,871      390,777      387,667      387,598      386,109
 Diluted................      402,553      398,608      394,996      396,127      400,369
 Basic earnings per
  share.................  $      1.78  $      1.67  $      1.29  $      1.20  $      0.90
                          ===========  ===========  ===========  ===========  ===========
 Diluted earnings per
  share.................  $      1.75  $      1.64  $      1.27  $      1.18  $      0.89
                          ===========  ===========  ===========  ===========  ===========
 Cash dividends paid....  $       .75  $       .66  $       .58  $       .50  $       .43
 Shareholders' equity...        10.19        10.17         9.12         8.62         8.34
Average Balances
 Securities, at
  amortized cost........  $13,217,708  $11,548,592  $10,567,862  $ 9,731,073  $ 9,311,950
 Loans and leases *.....   33,904,439   30,543,475   27,100,788   24,438,883   22,659,115
 Other assets...........    3,742,090    3,389,861    2,715,990    2,522,365    2,417,805
                          -----------  -----------  -----------  -----------  -----------
  Total assets..........  $50,864,237  $45,481,928  $40,384,640  $36,692,321  $34,388,870
                          ===========  ===========  ===========  ===========  ===========
 Deposits...............  $33,726,798  $31,193,327  $29,243,442  $27,728,536  $25,665,570
 Other liabilities......    6,976,907    5,898,139    4,469,812    3,583,192    4,375,395
 Long-term debt.........    6,116,548    4,647,116    3,303,968    2,232,005    1,398,506
 Common shareholders'
  equity................    4,043,984    3,743,346    3,363,646    3,125,865    2,869,490
 Preferred shareholders'
  equity................           --           --        3,772       22,723       79,909
                          -----------  -----------  -----------  -----------  -----------
  Total liabilities and
   shareholders'
   equity...............  $50,864,237  $45,481,928  $40,384,640  $36,692,321  $34,388,870
                          ===========  ===========  ===========  ===========  ===========
Period End Balances
 Total assets...........  $53,000,836  $48,190,494  $43,606,211  $38,612,527  $35,810,281
 Deposits...............   34,147,643   33,214,094   30,601,384   28,731,109   26,966,326
 Long-term debt.........    6,073,428    5,499,873    4,183,462    2,611,973    1,701,433
 Shareholders' equity...    4,063,619    4,030,929    3,546,832    3,278,515    3,155,310
Selected Ratios
 Rate of return on:
 Average total assets...         1.39%        1.43%        1.24%        1.27%        1.03%
 Average common
  shareholders' equity..        17.45        17.41        14.91        14.92        12.15
 Dividend payout........        42.13        39.52        44.96        41.67        47.78
 Average equity to
  average assets........         7.95         8.23         8.34         8.58         8.58

--------
* Loans and leases are net of unearned income and include loans held for sale. NM Not meaningful.

                                    Table 1

      Selected Financial Data of Significant Banking & Thrift Subsidiaries
           As of/For the Years Ended December 31, 1999, 1998 and 1997

                                                                                  One Valley
                                                                       One Valley - Central
                            BB&T-NC    BB&T-SC    BB&T-VA    Premier   - National    Va.
                          ----------- ---------- ---------- ---------- ---------- ----------
                                                (Dollars in thousands)
                                         1999
--------------------------------------------------------------------------------------------
Total assets............  $31,396,668 $4,842,462 $5,098,872 $1,542,443 $2,499,477 $1,218,907
Securities..............    8,139,270    477,705  1,308,673    160,119    574,153    331,880
Loans and leases, net of
 unearned income*.......   20,604,518  3,698,046  3,294,038    802,712  1,518,392    793,838
Deposits................   19,068,875  3,686,484  3,462,041  1,217,053  1,389,653    901,062
Shareholder's equity....    2,253,961    364,060    471,938    147,098    154,423    128,916
Net interest income.....    1,027,813    216,781    188,522     63,852     75,914     40,054
Provision for loan and
 lease losses...........       52,781     15,491      6,689      8,824      6,776        455
Noninterest income......      586,246     68,473     51,170      8,926     48,021      6,017
Noninterest expense.....      956,414    126,689    145,242     44,050     72,812     29,458
Net income..............      426,214     91,059     54,457     14,675     29,312     10,614

                                         1998
--------------------------------------------------------------------------------------------
Total assets............  $28,375,063 $4,641,393 $5,257,737 $  919,166 $2,136,229 $1,194,908
Securities..............    7,057,881    783,727  1,177,446     80,423    506,502    380,867
Loans and leases, net of
 unearned income*.......   18,879,630  3,266,871  3,321,677    746,185  1,415,722    683,278
Deposits................   18,934,238  3,702,383  3,496,787    805,853  1,434,102    940,389
Shareholder's equity....    2,294,145    429,572    612,083     94,776    145,856    137,103
Net interest income.....      951,972    201,132    187,189     45,596     73,573     39,821
Provision for loan and
 lease losses...........       52,283     13,455     12,227        480      5,939      1,337
Noninterest income......      479,326     71,945     52,550      7,972     40,551      5,135
Noninterest expense.....      841,668    119,224    143,515     26,365     65,894     26,364
Net income..............      380,574     89,653     52,526     17,976     27,890     11,262

                                         1997
--------------------------------------------------------------------------------------------
Total assets............  $24,523,930 $4,364,982 $5,260,598 $  366,053 $1,876,021 $  981,854
Securities..............    5,835,463  1,020,554  1,469,392     42,177    489,421    406,969
Loans and leases, net of
 unearned income*.......   16,660,073  3,052,755  3,274,679    292,194  1,199,527    518,092
Deposits................   17,356,397  3,401,236  3,507,108    311,328  1,363,028    689,015
Shareholder's equity....    1,918,190    374,871    574,742     27,365    139,833    119,013
Net interest income.....      910,497    184,341    123,738     14,690     67,897     31,374
Provision for loan and
 lease losses...........       60,513     14,109      8,537        350      3,360        535
Noninterest income......      455,422     70,916     27,008      1,994     33,719      2,760
Noninterest expense.....      861,218    135,018     90,649     10,520     58,709     19,109
Net income..............      294,059     68,024     34,089      3,692     26,662      8,805

--------
*  Includes loans held for sale.

                                    Table 2

                   Composition of Loan and Lease Portfolio *

                                                December 31,
                         -----------------------------------------------------------
                            1999        1998        1997        1996        1995
                         ----------- ----------- ----------- ----------- -----------
                                           (Dollars in thousands)
Loans:
  Commercial, financial
   and agricultural..... $ 5,382,373 $ 5,055,051 $ 4,602,571 $ 4,013,399 $ 3,502,071
  Real estate--
   construction and land
   development..........   3,818,396   2,932,284   2,790,483   2,125,963   1,568,065
  Real estate--
   mortgage.............  20,237,959  18,272,695  16,424,868  14,616,876  13,953,171
  Consumer..............   4,589,510   4,035,015   3,952,321   3,997,544   3,603,052
                         ----------- ----------- ----------- ----------- -----------
    Loans held for
     investment.........  34,028,238  30,295,045  27,770,243  24,753,782  22,626,359
    Loans held for
     sale...............     367,243   1,340,420     627,900     303,632     328,971
                         ----------- ----------- ----------- ----------- -----------
      Total loans.......  34,395,481  31,635,465  28,398,143  25,057,414  22,955,330
Leases..................   2,606,002   1,620,326     788,462     576,991     376,152
                         ----------- ----------- ----------- ----------- -----------
      Total loans and
       leases........... $37,001,483 $33,255,791 $29,186,605 $25,634,405 $23,331,482
                         =========== =========== =========== =========== ===========

--------
*  Balances include unearned income.

                                    Table 3

              Selected Loan Maturities and Interest Sensitivity *

                                                    December 31, 1999
                                          -------------------------------------
                                          Commercial,
                                           Financial
                                              and      Real Estate:
                                          Agricultural Construction    Total
                                          ------------ ------------- ----------
                                                 (Dollars in thousands)
Fixed rate:
  1 year or less (2).....................  $  272,548   $  570,850   $  843,398
  1-5 years..............................   1,157,285      307,381    1,464,666
  After 5 years..........................     299,524           --      299,524
                                           ----------   ----------   ----------
    Total................................   1,729,357      878,231    2,607,588
                                           ----------   ----------   ----------
Variable rate:
  1 year or less (2).....................   1,912,354    1,999,312    3,911,666
  1-5 years..............................   1,574,450      940,853    2,515,303
  After 5 years..........................     166,212           --      166,212
                                           ----------   ----------   ----------
    Total................................   3,653,016    2,940,165    6,593,181
                                           ----------   ----------   ----------
      Total loans and leases (1).........  $5,382,373   $3,818,396   $9,200,769
                                           ==========   ==========   ==========

--------
*  Balances include unearned income.

  Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.

(1)The table excludes:

                                                                  (Dollars in
                                                                  thousands)
                                                                  -----------
      (i)   consumer loans to individuals for household, family
            and other personal expenditures...................... $ 4,589,510
      (ii)  real estate mortgage loans...........................  20,237,959
      (iii) loans held for sale..................................     367,243
      (iv)  leases...............................................   2,606,002
                                                                  -----------
                                                                  $27,800,714
                                                                  ===========

(2)Includes loans due on demand.

                                    Table 4

         Allocation of Allowance for Loan and Lease Losses by Category

                                1999              1998              1997              1996              1995
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                   % Loans           % Loans           % Loans           % Loans           % Loans
                                   in each           in each           in each           in each           in each
                           Amount  category  Amount  category  Amount  category  Amount  category  Amount  category
                          -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                           (Dollars in thousands)
Balance at end of period
 applicable to:
 Commercial, financial
  and agricultural......  $ 89,744    15%   $ 80,508    16%   $ 80,869    16%   $ 82,291    15%   $ 80,069    14%
Real estate:
 Construction and land
  development...........    42,714    55      35,645    55      26,902    56      19,410    55      23,838    58
 Mortgage...............   162,673    12     132,420    12     126,665    14     111,087    15     108,559    14
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Real estate--total.....   205,387    67     168,065    67     153,567    70     130,497    70     132,397    72
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Consumer...............    56,836    12      60,510    13      54,662    13      48,101    15      39,876    13
 Leases.................    21,726     6      12,737     4       8,021     2       5,207     1       3,325     1
 Unallocated............   103,603    --     120,521    --      91,748    --      80,015    --      64,932    --
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
  Total.................  $477,296   100%   $442,341   100%   $388,867   100%   $346,111   100%   $320,599   100%
                          ========   ===    ========   ===    ========   ===    ========   ===    ========   ===

                                    Table 5

                Analysis of Allowance for Loan and Lease Losses

                                                 December 31,
                          ---------------------------------------------------------------
                             1999         1998         1997         1996         1995
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Balance, beginning of
 period.................  $   442,341  $   388,867  $   346,111  $   320,599  $   306,793
                          -----------  -----------  -----------  -----------  -----------
Charge-offs:
 Commercial, financial
  and agricultural......      (29,147)     (18,765)     (24,094)     (16,793)     (15,480)
 Real estate............      (17,192)     (13,831)     (16,226)     (13,306)     (15,005)
 Consumer...............      (75,146)     (80,989)     (82,495)     (59,862)     (39,035)
 Lease receivables......         (993)      (1,167)        (671)        (768)        (614)
                          -----------  -----------  -----------  -----------  -----------
   Total charge-offs....     (122,478)    (114,752)    (123,486)     (90,729)     (70,134)
                          -----------  -----------  -----------  -----------  -----------
Recoveries:
 Commercial, financial
  and agricultural......       11,994        9,269        8,138       10,454        8,916
 Real estate............        4,146        4,153        5,882        7,171        4,424
 Consumer...............       16,056       14,499       11,455       10,868       11,178
 Lease receivables......          107          425          232          136          395
                          -----------  -----------  -----------  -----------  -----------
   Total recoveries.....       32,303       28,346       25,707       28,629       24,913
                          -----------  -----------  -----------  -----------  -----------
 Net charge-offs........      (90,175)     (86,406)     (97,779)     (62,100)     (45,221)
                          -----------  -----------  -----------  -----------  -----------
 Provision charged to
  expense...............      114,433      114,729      123,096       77,919       54,694
                          -----------  -----------  -----------  -----------  -----------
 Allowance of loans
  acquired in purchase
  transactions..........       10,392       25,087       17,439        9,693        4,333
 Reconciliation of
  fiscal year of merged
  companies to calender
  year..................          305           64           --           --           --
                          -----------  -----------  -----------  -----------  -----------
Balance, end of period..  $   477,296  $   442,341  $   388,867  $   346,111  $   320,599
                          ===========  ===========  ===========  ===========  ===========
Average loans and
 leases *...............  $33,904,439  $30,543,475  $27,100,788  $24,438,883  $22,659,115
Net charge-offs as a
 percentage of average
 loans and leases.......          .27%         .28%         .36%         .25%         .20%
                          ===========  ===========  ===========  ===========  ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 6

                      Composition of Securities Portfolio

                                                      December 31,
                                           -----------------------------------
                                              1999        1998        1997
                                           ----------- ----------- -----------
                                                 (Dollars in thousands)
Trading Securities (at estimated fair
 value):.................................. $    93,221 $    60,422 $    67,878
                                           ----------- ----------- -----------
Securities held to maturity (at amortized
 cost):
    U.S. Treasury, government and agency
     obligations..........................      23,184      59,823     178,016
    States and political subdivisions.....     379,822     533,371     531,277
    Mortgage-backed securities............          --      71,663     210,436
    Other securities......................       1,891       8,786       9,405
                                           ----------- ----------- -----------
  Total securities held to maturity.......     404,897     673,643     929,134
                                           ----------- ----------- -----------
Securities available for sale (at
 estimated fair value):
    U.S. Treasury, government and agency
     obligations..........................   5,588,786   4,924,593   5,765,414
    States and political subdivisions.....     615,878     229,343     135,791
    Mortgage-backed securities............   4,257,004   4,605,457   3,748,253
    Other securities......................   1,796,154   1,414,361     559,706
                                           ----------- ----------- -----------
  Total securities available for sale.....  12,257,822  11,173,754  10,209,164
                                           ----------- ----------- -----------
Total securities.......................... $12,755,940 $11,907,819 $11,206,176
                                           =========== =========== ===========

                                    Table 7

           Scheduled Maturities of Time Deposits $100,000 and Greater
                               December 31, 1999
                             (Dollars in thousands)

Maturity Schedule
  Less than three months............................................ $1,739,543
  Three through six months..........................................    840,924
  Seven through twelve months.......................................  1,019,092
  Over twelve months................................................    831,267
                                                                     ----------
    Total........................................................... $4,430,826
                                                                     ==========

                                    Table 8
                           Short-Term Borrowed Funds

  The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                              1999        1998        1997
                                           ----------  ----------  ----------
                                                (Dollars in thousands)
Maximum outstanding at any month-end
 during the year.......................... $8,101,034  $6,851,348  $4,918,840
Average outstanding during the year.......  6,270,755   5,255,111   3,965,541
Average interest rate during the year.....       4.89%       5.20%       5.28%
Average interest rate at end of year......       4.28        4.82        5.51

                                    Table 9

    Capital Adequacy for BB&T Corporation and Principal Banking and Thrift
                                 Subsidiaries

                                                                                  One
                                                                         One     Valley
                         Regulatory       BB&T-  BB&T-  BB&T-           Valley  Central
                          Minimums  BB&T   NC     SC     VA    Premier National Virginia
                         ---------- ----  -----  -----  -----  ------- -------- --------
Risk-based capital
 ratios:
  Tier 1 capital(1).....    4.0%     9.9%  9.8%   9.7%  11.3%   11.6%    10.4%    12.9%
  Total risk-based
   capital(2)...........    8.0     13.2  10.9   11.0   12.5    12.9     11.7     14.2
Tier 1 leverage
 ratio(3)...............    3.0      7.1   6.8    7.7    7.5     9.6      7.0      7.8

--------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk- weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                   Table 10

                                  Securities

                                                      December 31, 1999
                                               -------------------------------
                                               Carrying Value Average Yield(3)
                                               -------------- ----------------
                                                   (Dollars in thousands)
U.S. Treasury, government and agency
 obligations (1):
  Within one year.............................  $ 1,176,090         6.42%
  One to five years...........................    3,380,495         6.22
  Five to ten years...........................    1,684,880         6.47
  After ten years.............................    3,627,509         6.46
                                                -----------         ----
    Total.....................................    9,868,974         6.37
                                                -----------         ----
States and political subdivisions:
  Within one year.............................       71,372         9.51
  One to five years...........................      285,836         8.01
  Five to ten years...........................      370,338         7.27
  After ten years.............................      268,154         7.51
                                                -----------         ----
    Total.....................................      995,700         7.70
                                                -----------         ----
Other securities:
  Within one year.............................       76,434         6.34
  One to five years...........................       42,630         6.36
  Five to ten years...........................       15,338         7.11
  After ten years.............................      342,191         6.54
                                                -----------         ----
    Total.....................................      476,593         6.51
                                                -----------         ----
Securities with no stated maturity............    1,414,673         5.85
                                                -----------         ----
  Total securities (2)........................  $12,755,940         6.43%
                                                ===========         ====

--------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $4.3 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.
(2) Includes securities held to maturity of $404.9 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $12.3 billion and $93.2 million, respectively.
(3) Taxable equivalent basis as applied to amortized cost.

                                   Table 11

                                 Asset Quality

                                                         December 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
                                                    (Dollars in thousands)
Nonaccrual loans and leases*..................... $118,975  $119,138  $128,105
Restructured loans...............................    1,681     3,744     3,141
Foreclosed property..............................   31,894    37,231    46,773
                                                  --------  --------  --------
  Nonperforming assets........................... $152,550  $160,113  $178,019
                                                  ========  ========  ========
  Loans 90 days or more past due and still
   accruing...................................... $ 59,974  $ 63,316  $ 57,047
                                                  ========  ========  ========
Asset Quality Ratios:
  Nonaccrual and restructured loans and leases as
   a percentage of loans and leases..............      .34%      .38%      .45%
  Nonperforming assets as a percentage of:
  Total assets...................................      .29       .33       .41
  Loans and leases plus foreclosed property......      .43       .49       .62
  Net charge-offs as a percentage of average
   loans and leases..............................      .27       .28       .36
  Allowance for losses as a percentage of loans
   and leases....................................     1.33      1.37      1.35
  Ratio of allowance for losses to:
    Net charge-offs..............................     5.29x     5.12x     3.98x
    Nonaccrual and restructured loans and
     leases......................................     3.96      3.60      2.96

--------
NOTE: Items referring to loans and leases are net of unearned income and include loans held for sale.
    * Includes $39.1 million, $50.7 million and $58.1 million of impaired loans at December 31, 1999, 1998 and 1997, respectively. See Note D in the "Notes to Consolidated Financial Statements."

                                   Table 12

               FTE Net Interest Income and Rate/Volume Analysis
             For the Years Ended December 31, 1999, 1998 and 1997

                               Average Balances            Yield / Rate             Income / Expense
                      ----------------------------------- ----------------  --------------------------------
                         1999        1998        1997     1999  1998  1997     1999       1998       1997
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
                                                                                  (Dollars in thousands)
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......      $12,261,714 $10,899,209 $ 9,956,160 6.49% 6.65% 6.70% $  795,483 $  725,280 $  667,284
States and
political
subdivision.....          955,994     649,383     611,702 7.65  7.99  8.09      73,100     51,888     49,496
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total securities
(5).............       13,217,708  11,548,592  10,567,862 6.57  6.73  6.78     868,583    777,168    716,780
Other earning
assets (2)......          434,495     438,079     301,010 5.06  5.56  5.97      21,997     24,345     17,958
Loans and
leases, net of
unearned
income(1)(3)(4)(5)..   33,904,439  30,543,475  27,100,788 8.79  9.07  9.21   2,981,635  2,769,855  2,495,684
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total earning
assets..........       47,556,642  42,530,146  37,969,660 8.14  8.40  8.51   3,872,215  3,571,368  3,230,422
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Non-earning
assets..........        3,307,595   2,951,782   2,414,980
                      ----------- ----------- -----------
Total assets....      $50,864,237 $45,481,928 $40,384,640
                      =========== =========== ===========
Liabilities and
Shareholders'
Equity Interest-
bearing
deposits:

Savings and
interest-
checking........      $ 3,205,315 $ 3,519,414 $ 3,952,692 1.90  2.13  2.10      60,897     75,056     82,929
Money rate
savings.........        8,795,744   7,123,108   5,698,302 2.98  3.13  3.21     262,344    222,767    182,922
Other time
deposits........       17,044,678  16,302,152  15,808,238 5.15  5.48  5.50     878,226    892,836    870,161
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
deposits........       29,045,737  26,944,674  25,459,232 4.14  4.42  4.46   1,201,467  1,190,659  1,136,012
Short-term
borrowed funds..        6,270,755   5,255,111   3,965,541 4.89  5.20  5.28     306,545    273,223    209,485
Long-term debt..        6,116,548   4,647,116   3,303,968 5.47  5.79  5.90     334,593    269,226    195,064
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
liabilities.....       41,433,040  36,846,901  32,728,741 4.45  4.70  4.71   1,842,605  1,733,108  1,540,561
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Noninterest-
bearing
deposits........        4,681,061   4,248,653   3,784,210
Other
liabilities.....          706,152     643,028     504,271
Shareholders'
equity..........        4,043,984   3,743,346   3,367,418
                      ----------- ----------- -----------

Total
liabilities and
shareholders'
equity..........      $50,864,237 $45,481,928 $40,384,640
                      =========== =========== ===========

Average interest
rate spread.....                                          3.69  3.70  3.80
Net yield on
earning assets..                                          4.27% 4.32% 4.45% $2,029,610 $1,838,260 $1,689,861
                                                          ----  ----  ----  ---------- ---------- ----------
Taxable
equivalent
adjustment......                                                            $   96,662 $   78,555 $   66,532
                                                                            ========== ========== ==========
                              1999 v. 1998                   1998 v. 1997
                      ------------------------------ -------------------------------
                                   Change due to                  Change due to
                       Increase  -------------------  Increase  --------------------
                      (Decrease)   Rate     Volume   (Decrease)   Rate      Volume
                      ---------- --------- --------- ---------- ---------- ---------
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......       $ 70,203  $(18,570) $ 88,773   $ 57,996   $ (4,790) $ 62,786
States and
political
subdivision.....         21,212    (2,321)   23,533      2,392       (625)    3,017
                      ---------- --------- --------- ---------- ---------- ---------
Total securities
(5).............         91,415   (20,891)  112,306     60,388     (5,415)   65,803
Other earning
assets (2)......         (2,348)   (2,150)     (198)     6,387     (1,303)    7,690
Loans and
leases, net of
unearned
income(1)(3)(4)(5)..    211,780   (85,779)  297,559    274,171    (38,549)  312,720
                      ---------- --------- --------- ---------- ---------- ---------
Total earning
assets..........        300,847  (108,820)  409,667    340,946    (45,267)  386,213
                      ---------- --------- --------- ---------- ---------- ---------
Non-earning
assets..........
Total assets....
Liabilities and
Shareholders'
Equity Interest-
bearing
deposits:

Savings and
interest-
checking........        (14,159)   (7,789)   (6,370)    (7,873)     1,348    (9,221)
Money rate
savings.........         39,577   (10,710)   50,287     39,845     (4,824)   44,669
Other time
deposits........        (14,610)  (54,230)   39,620     22,675     (4,395)   27,070
                      ---------- --------- --------- ---------- ---------- ---------
Total interest-
bearing
deposits........         10,808   (72,729)   83,537     54,647     (7,871)   62,518
Short-term
borrowed funds..         33,322   (17,073)   50,395     63,738     (3,359)   67,097
Long-term debt..         65,367   (15,727)   81,094     74,162     (3,717)   77,879
                      ---------- --------- --------- ---------- ---------- ---------
Total interest-
bearing
liabilities.....        109,497  (105,529)  215,026    192,547    (14,947)  207,494
                      ---------- --------- --------- ---------- ---------- ---------
Noninterest-
bearing
deposits........
Other
liabilities.....
Shareholders'
equity..........

Total
liabilities and
shareholders'
equity..........

Average interest
rate spread.....
Net yield on
earning assets..       $191,350  $ (3,291) $194,641   $148,399  $ (30,320) $178,719
                      ---------- --------- --------- ---------- ---------- ---------
Taxable
equivalent
adjustment......

----
(1) Yields related to securities, loans and leases exempt from income taxes are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                    Table 13

                               Noninterest Income

                                                                   % Change
                                                                 -------------
                                      Years Ended December 31,    1999   1998
                                     ---------------------------   v.     v.
                                       1999      1998     1997    1998   1997
                                     --------  -------- -------- ------  -----
                                       (Dollars in thousands)
Service charges on deposits........  $241,904  $215,021 $191,158   12.5%  12.5%
Mortgage banking income............   163,562   127,122   82,107   28.7   54.8
Trust income.......................    70,079    54,851   47,716   27.8   15.0
Agency insurance commissions.......    79,499    52,186   40,149   52.3   30.0
Other insurance commissions........    13,991    13,099   15,314    6.8  (14.5)
Securities (losses) gains, net.....    (6,149)   10,155    5,932 (160.6)  71.2
Bankcard fees and merchant
 discounts.........................    42,883    36,657   28,400   17.0   29.1
Investment banking and brokerage
 fees and commissions..............   128,609    45,723   28,272  181.3   61.7
Other bank service fees and
 commissions.......................    70,751    63,855   51,931    6.2   28.0
International income...............     6,120     4,563    3,685   34.1   23.8
Amortization of negative goodwill..     6,243     6,243    6,180     --    1.0
Other noninterest income...........    57,987    60,952   87,503    (.4) (33.4)
                                     --------  -------- -------- ------  -----
  Total noninterest income.........  $875,479  $690,427 $588,347   26.8%  17.4%
                                     ========  ======== ======== ======  =====

                                    Table 14

                              Noninterest Expense

                                                                   % Change
                                   Years Ended December 31,     ---------------
                               -------------------------------- 1999 v. 1998 v.
                                  1999       1998       1997     1998    1997
                               ---------- ---------- ---------- ------- -------
                                    (Dollars in thousands)
Salaries and wages...........  $  683,624 $  578,696 $  525,099  18.1%    10.2%
Pension and other employee
 benefits....................     151,264    121,563    131,365  24.4     (7.5)
Net occupancy expense on bank
 premises....................     103,896     89,018    104,177  16.7    (14.6)
Furniture and equipment
 expense.....................     141,955    119,297    105,276  19.0     13.3
Federal deposit insurance
 premiums....................      10,531      6,537      8,195  61.1    (20.2)
Foreclosed property expense..       4,816      2,880      3,944  67.2    (27.0)
Amortization of intangibles
 and mortgage servicing
 rights......................      81,699     61,523     31,402  32.8     95.9
Software.....................      19,299     11,610     15,541  66.2    (25.3)
Telephone....................      32,487     27,162     24,463  19.6     11.0
Donations....................      14,526      7,828      8,332  85.6     (6.0)
Advertising and public
 relations...................      32,057     34,751     36,266  (7.8)    (4.2)
Travel and transportation....      16,526     12,640     10,668  30.7     18.5
Professional services........      78,937     69,928     67,894  12.9      3.0
Supplies.....................      26,563     25,111     23,104   5.8      8.7
Loan and lease expense.......      38,137     28,657     44,431  33.1    (35.5)
Deposit related expense......      19,721     16,109     19,054  22.4    (15.5)
Other noninterest expenses...     191,499    163,605    167,446  17.0     (2.3)
                               ---------- ---------- ----------  ----    -----
  Total noninterest expense..  $1,647,537 $1,376,915 $1,326,657  19.7%     3.8%
                               ========== ========== ==========  ====    =====

                                   Table 15

                    Interest Rate Sensitivity Gap Analysis
                               December 31, 1999

                                     Expected Repricing or Maturity Date
                          --------------------------------------------------------------
                            Within       One to      Three to    After Five
                           One Year    Three Years  Five Years     Years        Total
                          -----------  -----------  -----------  ----------  -----------
                                            (Dollars in thousands)
Assets
  Securities and other
   interest-earning
   assets*..............  $ 3,134,690  $ 3,068,227  $ 4,270,939  $2,858,357  $13,332,213
  Federal funds sold and
   securities purchased
   under resale
   agreements or similar
   arrangements.........      432,877           --           --          --      432,877
  Loans and leases**....   19,260,950    5,890,213    5,970,931   4,634,212   35,756,306
                          -----------  -----------  -----------  ----------  -----------
Total interest-earning
 assets.................   22,828,517    8,958,440   10,241,870   7,492,569   49,521,396
                          -----------  -----------  -----------  ----------  -----------
Liabilities
  Savings and interest
   checking***..........           --    1,787,287      595,762     595,762    2,978,811
  Money rate
   savings***...........    4,796,163    4,796,163           --          --    9,592,326
  Other time deposits...   12,717,441    3,051,699      365,782      64,207   16,199,129
  Foreign deposits......      529,401           --           --          --      529,401
  Federal funds
   purchased and
   securities sold under
   repurchase agreements
   or similar
   arrangements.........    2,944,672           --           --          --    2,944,672
  Long-term debt and
   other borrowings.....    6,879,766      649,973      161,938   3,408,952   11,100,629
                          -----------  -----------  -----------  ----------  -----------
Total interest-bearing
 liabilities............   27,867,443   10,285,122    1,123,482   4,068,921  $43,344,968
                          -----------  -----------  -----------  ----------  ===========
Asset-liability gap.....   (5,038,926)  (1,326,682)   9,118,388   3,423,648
                          -----------  -----------  -----------  ----------
Derivatives affecting
 interest rate
 sensitivity:
  Pay fixed interest
   rate swaps...........      476,146       (4,361)    (441,036)    (30,749)
  Receive fixed interest
   rate swaps...........     (560,000)          --      270,000     290,000
  Caps, floors and
   collars..............      (47,250)          --       47,250          --
                          -----------  -----------  -----------  ----------
                             (131,104)      (4,361)    (123,786)    259,251
                          -----------  -----------  -----------  ----------
Interest rate
 sensitivity gap........  $(5,170,030) $(1,331,043) $ 8,994,602  $3,682,899
                          ===========  ===========  ===========  ==========
Cumulative interest rate
 sensitivity gap........  $(5,170,030) $(6,501,073) $ 2,493,529  $6,176,428
                          ===========  ===========  ===========  ==========

--------
  * Securities based on amortized cost.
 ** Loans and leases include loans held for sale and are net of unearned income.
*** Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 16

                         Capital--Components and Ratios

                                                             December 31,
                                                         ----------------------
                                                            1999        1998
                                                         ----------  ----------
                                                              (Dollars in
                                                              thousands)
Tier 1 capital.......................................... $3,679,736  $3,536,006
Tier 2 capital..........................................  1,221,886   1,226,951
                                                         ----------  ----------
Total regulatory capital................................ $4,901,622  $4,762,957
                                                         ==========  ==========
Risk-based capital ratios:
  Tier 1 capital........................................        9.9%       11.1%
  Total regulatory capital..............................       13.2        14.9
Tier 1 leverage ratio...................................        7.1         7.5

                                    Table 17

                         Quarterly Common Stock Summary

                                1999                           1998
                   ------------------------------ ------------------------------
                   Closing Sales Prices           Closing Sales Prices
                   -------------------- Dividends -------------------- Dividends
                    High   Low    Last    Paid     High   Low    Last    Paid
                   ------ ------ ------ --------- ------ ------ ------ ---------
Quarter Ended:
 March 31........  $40.44 $34.94 $36.19   $.175   $33.84 $29.03 $33.84   $.155
 June 30.........   40.25  33.81  36.69    .175    34.06  32.03  33.81    .155
 September 30....   36.63  30.50  32.38     .20    36.03  28.00  29.94    .175
 December 31.....   36.94  27.31  27.38     .20    40.63  27.31  40.31    .175
                                          -----                          -----
 Year............  $40.44 $27.31 $27.38   $ .75   $40.63 $27.31 $40.31   $ .66
                                          =====                          =====

                                    Table 18

                     Quarterly Financial Summary--Unaudited

                                              1999                                               1998
                         -------------------------------------------------- -----------------------------------------------
                           Fourth        Third       Second        First      Fourth       Third      Second       First
                           Quarter      Quarter      Quarter      Quarter     Quarter     Quarter     Quarter     Quarter
                         -----------  -----------  -----------  ----------- ----------- ----------- ----------- -----------
                                                  (Dollars in thousands, except per share data)
Consolidated Summary of
 Operations:
 Net interest income
  FTE..................  $   527,314  $   517,565  $   505,242  $   479,489 $   470,316 $   459,299 $   465,903 $   442,742
 FTE adjustment........       24,729       25,620       24,817       21,496      21,258      19,566      19,157      18,574
 Provision for loan and
  lease losses.........       40,032       24,352       26,078       23,971      28,729      26,012      30,933      29,055
 Securities (losses)
  gains, net...........       (1,969)      (1,882)      (2,895)         597       2,290       2,951       1,547       3,367
 Other noninterest
  income...............      225,672      224,494      228,622      202,840     176,090     174,949     170,884     158,349
 Noninterest expense...      435,382      433,583      401,785      376,787     357,168     349,459     341,028     329,260
 Provision for income
  taxes................       84,083       82,843       89,759       84,198      75,397      76,849      80,149      74,349
                         -----------  -----------  -----------  ----------- ----------- ----------- ----------- -----------
 Net income............  $   166,791  $   173,779  $   188,530  $   176,474 $   166,144 $   165,313 $   167,067 $   153,220
                         ===========  ===========  ===========  =========== =========== =========== =========== ===========
 Diluted net income per
  share................  $       .41  $       .43  $       .47  $       .44 $       .41 $       .42 $       .42 $       .39
                         ===========  ===========  ===========  =========== =========== =========== =========== ===========
Selected Average
 Balances:
 Assets................  $52,637,610  $51,666,605  $50,659,620  $48,438,057 $46,999,671 $44,751,958 $45,021,635 $43,985,980
 Securities, at
  amortized cost.......   13,447,769   13,814,500   13,450,238   12,137,366  11,992,065  11,250,808  11,487,441  11,312,606
 Loans and leases *....   35,347,402   34,133,559   33,414,854   32,690,226  31,474,634  30,310,038  30,216,203  29,340,754
 Total earning assets..   49,182,038   48,447,313   47,342,887   45,200,706  43,965,871  41,876,879  42,170,942  41,166,403
 Deposits..............   34,276,123   33,991,978   33,523,225   33,100,026  32,010,188  30,614,237  30,920,835  30,266,399
 Short-term borrowed
  funds................    6,940,113    6,676,203    6,337,899    5,104,085   5,142,493   5,039,161   5,556,845   5,232,419
 Long-term debt........    6,582,262    6,316,154    6,048,556    5,505,189   5,206,440   4,825,067   4,239,944   4,262,363
 Total interest-bearing
  liabilities..........   42,951,801   42,256,418   41,264,928   39,208,742  37,865,445  36,224,625  36,515,021  35,793,474
 Shareholders' equity..    4,101,967    3,967,306    4,057,292    4,049,638   4,005,258   3,622,461   3,639,884   3,591,370

--------
*  Loans and leases are net of unearned income and include loans held for sale.